UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement

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Checkpoint Therapeutics, Inc.
(Name of Registrant as Specified in its Charter)
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Your Vote Counts! CHECKPOINT THERAPEUTICS, INC. 2024 Annual Meeting Vote by May 12, 2024 11:59 PM ET Vote Virtually at the Meeting* May 13, 2024 10:00 a.m., ET Virtually at: www.virtualshareholdermeeting.com/CKPT2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V42462-P10795 CHECKPOINT THERAPEUTICS, INC. ATTN: GARRETT GRAY 95 SAWYER ROAD, SUITE 110 WALTHAM, MA 02453 You invested in CHECKPOINT THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held virtually on May 13, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V42463-P10795 1. Election of Directors For Nominees: 01) Michael S. Weiss 02) Christian Bechon 03) Neil Herskowitz 04) James F. Oliviero, III 05) Lindsay A. Rosenwald, M.D. 06) Barry Salzman 07) Amit Sharma, M.D. 2. The ratification of appointment of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2024. For 3. Approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase our authorized shares of common stock by 95,000,000 shares from 80,000,000 to 175,000,000. For 4. Approval of an amendment to our Amended and Restated 2015 Incentive Plan, as amended, to increase the shares of common stock available for issuance thereunder by 12,000,000 shares from 6,000,000 to 18,000,000. For 5. The advisory approval on compensation of our named executive officers as disclosed in our proxy statement. For 6. To recommend, by advisory vote, the frequency of future advisory votes on the compensation of our named executive officers. 3 Years NOTE: Such other business as may properly come before the meeting or any adjournment thereof.